                                                                      EXHIBIT 21

                                    KEYCORP
                SUBSIDIARIES OF THE REGISTRANT AT MARCH 1, 1994

                                                 JURISDICTION                  PERCENT
                                               OF INCORPORATION                  OF
                                                OR ORGANIZATION             OWNERSHIP(1)
                                            -----------------------   -------------------------
NAME OF HOLDING COMPANY SUBSIDIARY
  Key Bancshares of Alaska (KBsA)                   Alaska            100%
  Key Bancshares of Idaho (KBsI)                     Idaho            100%
  Key Bancshares of Maine (KBsM)                     Maine            100%
  Key Bancshares of New York (KBsNY)               New York           100%
  Key Bancshares of Utah (KBsU)                      Utah             100%
  Key Bancshares of Washington (KBsWA)            Washington          100%
  Key Bancshares of Wyoming (KBsWY)                 Wyoming           100%
  Society Bancorp of Michigan, Inc. (SBM)          Michigan           100%
NAME OF BANKING SUBSIDIARY
  Key Bank of Colorado (KBCO)                      Colorado           100%
  Key Bank of Alaska (KBA)                          Alaska            100% by KBsAK
  Key Bank of Idaho (KBI)                            Idaho            100% by KBsI
  Key Bank of Maine (KBM)                            Maine            100% by KBsM
  Key Bank of New York (KBNY)                      New York           100% by KBsNY
  Key Bank of Oregon (KBO)                          Oregon            100% by KBsAK
  Key Bank U.S.A. N.A. (KBUSA)                     New York           100% by KBsNY
  Key Bank of Utah (KBU)                             Utah             100% by KBsU
  Key Bank of Washington (KBWA)                   Washington          100% by KBsWA
  Key Bank of Wyoming (KBWY)                        Wyoming           100% by KBsWY
  Key Savings Bank (KSB)                          Washington          100% by KBsWA
  Society First Federal (SFF)                       Florida           100%
  Society Bank, Michigan                           Michigan           100% by SBM
  Society National Bank (SNB)                    United States        100%
  Society National Bank, Indiana (SNI)           United States        100%
  Society National Trust Company                 United States        100%
NAME OF NONBANKING SUBSIDIARY
  A.T. -- Sentinel, Inc.                           Delaware           100% by SNB
  A.T. Acceptance Corporation (2)                    Ohio             100%
  All Coast Services (2)                           New York           100% by KMI
  Ameritrust Company (2)                             Ohio             100%
  Ameritrust Petroleum Corp. (2)                     Texas            100%
  Ameritrust Realty Corp. (2)                        Texas            100%
  AT Financial Corporation (2)                       Ohio             100%
  AT Management Company (2)                        Delaware           100%
  Bar T Bar Fiduciary Holding Company               Arizona           100% by SNB
  Beechnut Development Company                    Washington          100% by WMC
  Belgate Investors Ltd.                          Washington          100% by RSD
  Black & Warr Insurance Agency Inc.                 Idaho            100% by Gem State
  CFS One, Inc. (2)                                 Alabama           100%
  Commercial Building Corporation                    Utah             100% by KBU
  Commercial Security (2)                            Utah             100%
  CSB Leasing, Inc. (2)                              Utah             100% by KBsU
  Electronic Payment Services, Inc.                Delaware           7%
  Emgee Coal Company (2)                             Ohio             100% by SNB
  First Appraisal Services Corporation              Florida           100% by SFF

                                    KEYCORP
          SUBSIDIARIES OF THE REGISTRANT AT MARCH 1, 1994 (CONTINUED)

                                                 JURISDICTION                  PERCENT
                                               OF INCORPORATION                  OF
                                                OR ORGANIZATION             OWNERSHIP(1)
                                            -----------------------   -------------------------
NAME OF NONBANKING SUBSIDIARY (CONTINUED)
  Gem State Properties                               Idaho            100% by KBI
  Goldome Mortgage Investment Corp.                New York           100% by KMI
  GRCC Mid-Hudson Hotel Corp.                      New York           100% by KMI
  High Plains Agricultural Credit
     Corporation                                    Wyoming           100% by KBWY
  HPCW, Inc.                                        Oregon            100% by KBO
  INDORE Corporation                                Indiana           100% by SNI
  Insurance Services of Puget Sound, Inc.         Washington          100% by KBWA
  Interstate Financial Corporation (2)               Ohio             100%
  Investco                                          Wyoming           100% by KBsWy
  KBNY Leasing                                     New York           100% by KBNY
  KBWA Leasing Corporation                        Washington          100% by KBWA
  KBWA Services, Inc.                             Washington          100% by KBWA
  Key Agricultural Credit Corp.                      Utah             100% by KBWY
  Key Bank Life Insurance, Ltd.                     Arizona           100% by KBsNY
  Key Brokerage Company, Inc.                      New York           100% by KBUSA
  Key Financial Corporation                        New York           100% by KBNY
  Key Services Corporation                         New York           100% by KBsNY
  Key Trust Company (KTC)                          New York           100% by KBsNY
  Key Trust Company of the West                     Wyoming           100% by KBsWy
  Key Trust of Alaska                               Alaska            100% by KBA
  Key Trust of Florida N.A.                         Florida           100% by KTC
  Key Trust of Maine                                 Maine            100% by KBsM
  Key Trust of the Northwest                      Washington          100%
  Key Venture Capital Corp.                        New York           100% by KBsNY
  KeyCorp Insurance Agency Maine, Inc.               Maine            100% by KBUSA
  KeyCorp Insurance Agency, Inc.                   New York           100% by KBUSA
  KeyCorp Insurance Co. Ltd.                        Bermuda           100%
  KeyCorp Leasing Ltd.                             Delaware           100% by KBUSA
  KeyCorp Mortgage Inc. (KMI)                      Maryland           100% by KBNY
  Lenhart Land and Livestock                        Wyoming           100% by KBWY
  Michigan Shared Properties Company                 Ohio             100% by SNB
  Midwest Power Company                              Ohio             100%
  Millennium Asset Holding Corp.                   New York           100% by KBNY
  Money Station, Inc.                                Ohio             14%
  National Financial Services
     Corporation(2)                                  Ohio             100%
  NCB Properties, Inc.                             New York           100% by KBsNY
  Niagara Asset Management Corp.                   New York           100% by KBNY
  Niagara Portfolio Management Corp.                 Texas            100% by KBNY
  OREO Corporation                                   Ohio             100% by SNB
  Overthrust Motel Corp.(2)                         Wyoming           100% by KBsU
  P.B. Participation                                Oregon            100%
  P.S.M. Financial Management Corp.               Washington          100% by KSB
  PacWest Building Corp.                            Oregon            100%
  Platinum Springs                                 Maryland           100% by KBNY
  Puget Sound Mortgage Servicing Inc.             Washington          100% by KSB
  Puget Sound Plaza, Inc.(PSP)                    Washington          100% by KBWA
  Puget Sound Securities, Inc.                    Washington          100% by KSB
  PWB Sixth Avenue Corp.                            Oregon            100% by KBO

                                    KEYCORP
          SUBSIDIARIES OF THE REGISTRANT AT MARCH 1, 1994 (CONTINUED)

                                                 JURISDICTION                  PERCENT
                                               OF INCORPORATION                  OF
                                                OR ORGANIZATION             OWNERSHIP(1)
                                            -----------------------   -------------------------
NAME OF NONBANKING SUBSIDIARY (CONTINUED)
  Royal Skies Development Co.(RSD)                Washington          100% by KBWA
  Schaenen Wood & Associates, Inc.                 New York           100% by SAM
  Second Street Community Urban
     Redevelopment Corporation                       Ohio             100% by SNB
  Security Capital Leasing, Inc.(2)                Kentucky           100%
  SELCO Service Corporation                          Ohio             100% by SNB
  Society Asset Management, Inc.(SAM)                Ohio             100% by SNB
  Society Aviation Company                         Delaware           100%
  Society Capital Corporation                        Ohio             100%
  Society Community Development
     Corporation                                     Ohio             100%
  Society Equipment Leasing Company                  Ohio             100%
  Society Equipment Leasing
     Corporation(SEL)                                Ohio             100% by SNB
  Society Funding Corporation(2)                     Ohio             100% by SEL
  Society Investments, Inc.                          Ohio             100% by SNB
  Society Life Insurance Company                    Arizona           100%
  Society Management Company                         Ohio             100%
  Society Mortgage Company                           Ohio             100% by SNB
  Society Shareholder Services, Inc.               Delaware           100% by SNB
  Society Trust Company of New York                New York           100%
  Society Venture Capital Corporation                Ohio             100% by SNB
  SocietyLease, Inc.                                 Ohio             100% by SNB
  St. Joseph Insurance Agency, Inc.                 Indiana           100%
  Summit International Sales, Inc.              Virgin Islands        100% by SNB
  Summit Street Properties, Inc.(2)                  Ohio             100% by SNB
  Swan Island Salmon Ltd.                            Maine            100% by KBM
  TCIS, Inc.(2)                                      Ohio             100%
  The Tacoma Partnership                          Washington          99% by KBsWa
  Touchstone Limited Partnership                  Washington          99% by PSP
                                                                      1% by P.S.M. Fin.
                                                                      Mgmt.
  Trustcorp Financing Services, Inc.                 Ohio             100%
  Trustcorp Venture Capital, Inc.(2)                 Ohio             100%
  Virginia Stone                                   Virginia           100% by KBNY
  Washington Mortgage Company (WMC)               Washington          100% by KBsWA
  West Coast Plastics, Inc.                         Oregon            100% by KBO
  Western Audits(2)                                 Oregon            100% by KBO

(1) Subsidiaries are directly owned by KeyCorp unless otherwise noted.

(2) Subsidiaries are inactive or are discontinued operations.